                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Jill Feinberg                   Director                       March 6, 2007
---------------------------------
Jill Feinberg

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ John A. Weisser, Jr.            Director                       March 6, 2007
---------------------------------
John A. Weisser, Jr.

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Daniel Herrick                  Director                       March 6, 2007
---------------------------------
Daniel Herrick

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Richard H. Nolan                Director                       March 6, 2007
---------------------------------
Richard H. Nolan

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Robert D. Rock                  Director                       March 6, 2007
---------------------------------
Robert D. Rock

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Raymond Stickel, Jr.            Director                       March 6, 2007
---------------------------------
Raymond Stickel, Jr.

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Roman L. Weil                   Director                       March 6, 2007
---------------------------------
Roman L. Weil

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Brian A. Murdock                Chairman, Director and Chief   March 6, 2007
---------------------------------   Executive Officer
Brian A. Murdock

                                                                      Exhibit 16

                                POWER OF ATTORNEY

     KNOWN ALL PERSONS BY THESE PRESENT, that the undersigned constitutes and appoints each of Marguerite E.H. Morrison, Alan Kirshenbaum, Jeffrey A. Engelsman and Barry E. Simmons, his or her true and lawful attorney-in-fact and agent, with full power in each of them to sign for his or name, to make, execute and sign the Registration Statement of the MainStay VP Series Fund, Inc. ("Fund") on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to the proposed reorganization of Mainstay VP Income & Growth Portfolio into the MainStay VP ICAP Select Equity Portfolio, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Fund, and any and all amendments or supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned might or could do, and the undersigned hereby ratifies and confirms his or her signatures as it may be signed by any of these attorneys-in-fact and agents, or his or her substitute or substitutes, to any such Registration Statement or amendment thereof.

Signature                           Title                          Date
---------                           -----                          ----


/s/ Stephen P. Fisher               President                      March 6, 2007
---------------------------------
Stephen P. Fisher